Exhibit 10.1

3S BIO INC.

2006 STOCK PLAN

ADOPTED                     , 2006

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(b)	Right to Amend or Terminate the Plan.	9
(c)	Effect of Amendment or Termination.	9
SECTION 12. CHOICE OF LAW		9
SECTION 13. DEFINITIONS.		9
SECTION 1. GRANT OF OPTION.		1
(a)	Option.	1
(b)	Plan and Defined Terms.	1
SECTION 2. RIGHT TO EXERCISE.		1
SECTION 3. VESTING SCHEDULE.		1
(a)	This option shall vest and may be exercised according to the following schedule:	1
SECTION 4. NO TRANSFER OR ASSIGNMENT OF OPTION.		2
SECTION 5. EXERCISE PROCEDURES.		2
(a)	Notice of Exercise.	2
(b)	Issuance of Shares.	2
(c)	Withholding and Taxes.	2
SECTION 6. PAYMENT.		3
(a)	Cash.	3
(b)	Surrender of Shares.	3
(c)	Exercise/Sale.	3
(d)	Exercise/Pledge.	3
SECTION 7. TERM AND EXPIRATION.		4
(a)	Basic Term.	4
(b)	Termination of Service (Except by Death).	4
(c)	Death of the Optionee.	4
(d)	Part-Time Employment and Leaves of Absence.	5
(e)	Repurchase Rights.	5
SECTION 8. Legality Of Initial Issuance.		5
(a)	It and the Optionee have taken any actions required to register the Shares under all applicable securities law or to perfect an exemption from the registration requirements thereof;	5
(b)	Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and	5
(c)	Any other applicable provision of federal, state or foreign law has been satisfied.	5
SECTION 9. No Registration Rights.		6
SECTION 10. RESTRICTIONS ON TRANSFER.		6
(a)	Securities Law Restrictions.	6
(b)	Market Stand-Off.	6
(c)	Investment Intent at Grant.	7
(d)	Investment Intent at Exercise.	7
(e)	Legends.	7
(f)	Removal of Legends.	8
(g)	Administration.	8
SECTION 11. ADJUSTMENT OF SHARES.		8
SECTION 12. MISCELLANEOUS PROVISIONS.		8
(a)	Rights as a Shareholder.	8
(b)	No Retention Rights.	8

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(c)	Notice.	9
(d)	Entire Agreement.	9
(e)	Choice of Law.	9
(f)	Plan and Option Discretionary.	9
(g)	Extraordinary Compensation.	9
(h)	Termination of Service.	10
(i)	Authorization to Disclose.	10
(j)	Personal Data Authorization.	10
(k)	Independent Tax Advice.	11
(l)	Specific Performance.	11
(m)	[Dispute Resolution.	11
SECTION 13. DEFINITIONS.		11

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3S BIO INC. 2006 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonqualified Options as well as ISOs intended to qualify under Section 422 of the Code.

It is acknowledged that complex multi-jurisdictional tax considerations (which might not be fully appreciated at an initial date of grant) may adversely impact a grant or award and the benefit intended to be provided to an Awardee, Optionee or Purchaser thereby, and that accordingly the Plan and any grants or awards made thereunder may be restructured as may be decided by the Board of Directors in good faith.

Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors; Authority of Board of Directors; Restructuring of Grants or Awards.

Subject to those matters reserved for determination by the Board of Directors as set forth in this Plan and to the manner for determination of the Exercise Price of Stock Options set forth in Section 6(c), the Plan may be administered by one or more Committees. Who shall receive Options or Shares, the exercise or purchase price thereof (subject to Section 6(c)), if any, and the allocation thereof among participants shall be determined by the Board of Directors. Whether Options shall be granted or Shares awarded or sold and the restructuring (subject to Section 6(c)) of any outstanding grants or awards shall be determined by the Board of Directors. Notwithstanding the foregoing, the vesting schedule and the other terms and conditions applicable to Options or Shares shall be as set forth in the form Stock Option Agreement, Stock Purchase Agreement or Stock Award Agreement agreed upon by the Board of Directors. Each Committee shall consist of one or more members of the Board of Directors who have been appointed to the Committee by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan, except in this Section 2(a), shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors.

Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, determinations, interpretations and other actions of the Board of Directors shall be final and binding on the Company, all Purchasers, all Awardees, all Optionees and all persons deriving their rights from a Purchaser or Optionee, so long as such decisions, determinations, interpretations or other actions were made in good faith.

SECTION 3. ELIGIBILITY.

(a) General Rule.

Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonqualified Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b) Ten Percent Shareholders.

A person who owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. SHARES SUBJECT TO PLAN.

(a) Basic Limitation.

Not more than 10,000,000 Shares plus a number of shares equal to 10% of any additional shares capital of the Company issued following the date of the adoption of the Plan by the Board of Directors may be issued under the Plan (subject to Subsection (b) below). The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times keep available sufficient Shares to satisfy the requirements of the Plan. If at any time the number of authorized but unissued Shares shall not be sufficient to satisfy the requirements of the Plan, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Shares to such number of Shares as shall be sufficient for such purposes, including, without limitation, engaging in commercially reasonable efforts to obtain the requisite shareholder approval of any necessary amendment to its Memorandum and Articles of Association. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b) Additional Shares.

In the event that Shares previously issued under the Plan are reacquired by the Company, the number of such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the number of Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.

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SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Award Agreement and Stock Purchase Agreement.

Each award of Shares under the Plan shall be evidenced by a Stock Award Agreement between the Awardee and the Company, and each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Award Agreement or Stock Purchase Agreement. The provisions of the various Stock Award and Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights.

Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 60 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c) Purchase Price.

The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than [the par nominal value of such Shares]. Subject to the preceding sentence and to Section 2(a), the Board of Directors shall determine the Purchase Price. The Purchase Price shall be payable in a form described in Section 7.

(d) Withholding Taxes.

As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, or local Cayman Islands, People’s Republic of China, United States, or any other applicable withholding tax obligations, if any, that may arise in connection with such purchase.

(e) Restrictions on Transfer of Shares.

Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as set forth in the applicable Stock Award or Stock Purchase Agreement and in the Shareholder Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Stock Award or Stock Purchase Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.

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SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement.

Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares.

Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. In case of a grant to a United States citizen or resident, the Stock Option Agreement or related notice of grant shall also specify whether the Option is an ISO or a Nonqualified Option.

(c) Exercise Price.

Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall be not less than the Fair Market Value of a Share on the Date of grant (and in the case of ISO, 110% of the Fair Market Value of a Share on the Date of Grant if the Optionee owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company, its Parent or any of its Subsidiaries). The Exercise Price shall be payable in a form described in Section 7.

(d) Exercisability.

Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee has delivered an executed copy of the Stock Option Agreement and a completed notice of exercise to the Company. All of an Optionee’s Options shall become exercisable in full if Section 8(b)(iv) applies or as set forth in the applicable Stock Option Agreement.

(e) Term.

The Stock Option Agreement shall specify the term of the Option. The term shall be not greater than five (5) years from the date of grant, but in the case of an ISO a shorter term may be required by Section 3(b). A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service, disability or death, subject to the post-termination exercise periods set forth in the Stock Option Agreement.

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(f) Execution of Shareholders Agreement.

As a condition to the exercise of any portion of the Option, each Optionee shall become a party to the Shareholders Agreement by delivering a duly executed joinder thereto, in a form satisfactory to the Company, if such Optionee is not already a party to the Shareholders Agreement. All Shares acquired under any Stock Award Agreement or Stock Purchase Agreement will be subject to the Shareholders Agreement.

(g) Restrictions on Transfer of Shares.

Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as set forth in the Stock Option Agreement and the Shareholders Agreement. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(h) Transferability of Options.

An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. A Nonqualified Option shall also be transferable by domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(i) Withholding Taxes.

As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or non-U.S. withholding tax obligations, if any, that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or non-U.S. withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(j) No Rights as a Shareholder.

An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(k) Modification, Extension and Assumption of Options.

Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

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SECTION 7. PAYMENT FOR SHARES.

(a) General Rule.

The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b) Surrender of Shares.

At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (beyond the expense which would have to be recognized if there was no right to surrender or attest to ownership of Shares) with respect to the Option for financial reporting purposes.

(c) Services Rendered.

At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services to the Company or a Subsidiary.

(d) Exercise/Sale.

To the extent that a Stock Option Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e) Exercise/Pledge.

To the extent that a Stock Option Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

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(f) Other Forms of Payment.

At the discretion of the Board of Directors, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by Cayman Islands law.

SECTION 8. ADJUSTMENT OF SHARES.

(a) General.

In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares or a combination or consolidation of the outstanding Shares into a lesser number of Shares, corresponding adjustments shall automatically be made in each of (i) the number of Shares available for future grants or awards under Section 4, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants or awards under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b) Mergers and Consolidations.

In the event that the Company is subject to a corporate transaction, including (without limitation) a merger, consolidation, acquisition, sale of shares or assets, sale of the business or similar transaction, this option shall be subject to the agreement evidencing such corporate transaction. Such agreement shall provide for one or more of the following:

(i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation).

(ii) The assumption of such outstanding Options by the surviving corporation or its parent in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iii) The substitution by the surviving corporation or its parent of new options for such outstanding Options in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iv) Full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options. The full exercisability of such Options and full vesting of the Shares subject to such Options may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options. Any exercise of such Options during such period may be contingent on the closing of such merger or consolidation.

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(v) The cancellation of such outstanding Options and a payment to the Optionees equal to the excess of (A) the Fair Market Value of the Shares subject to such Options (whether or not such Options are then exercisable or such Shares are then vested) as of the closing date of such merger or consolidation over (B) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. As to the unvested portion of Options, such payment may be made in installments which are deferred until the date or dates when such Options would have become exercisable or such Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionees than the schedule under which such Options would have become exercisable or such Shares would have vested. If the Exercise Price of the Shares subject to such Options exceeds the Fair Market Value of such Shares, then such Options may be cancelled without making a payment to the Optionees. For purposes of this Paragraph (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

SECTION 9. SECURITIES LAW REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) Cayman Islands law, the laws of the People’s Republic of China, the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, the applicable law of any other jurisdiction, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 10. NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

(a) Term of the Plan.

The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders. Subject to extension by amendment pursuant to Subsection (b) below, the Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company’s shareholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

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(b) Right to Amend or Terminate the Plan.

The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s shareholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Shareholder approval shall not be required for any other amendment of the Plan.

(c) Effect of Amendment or Termination.

No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. CHOICE OF LAW

This Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 13. DEFINITIONS.

“Awardee” shall mean a person to whom the Board of Directors has awarded Shares under the Plan.

“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

“Company” shall mean 3S Bio Inc., a Cayman Islands company.

“Consultant” shall mean a person (including an entity or principals or employees of an entity which serve as consultants to the Company) who performs bona fide services for the Company or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

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“Date of Grant” shall mean the date of grant of the Option as set forth in the Notice of Stock Option Grant.

“Employee” shall mean any individual who is a common law employee of the Company or a Subsidiary.

“Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as determined pursuant to Section 6(c) and specified in the applicable Stock Option Agreement.

“Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

“Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

“ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

“Nonqualified Option” shall mean an option to purchase Shares not described in Sections 422(b) or 423(b) of the Code.

“Option” shall mean an ISO or Nonqualified Option granted under the Plan and entitling the holder to purchase Shares.

“Optionee” shall mean a person who holds an Option.

“Outside Director” shall mean a member of the Board of Directors who is not an Employee.

“Parent” shall mean any corporation (other than the Company) or other entity in an unbroken chain of corporations or entities ending with the Company, if each of the corporations or entities other than the Company owns equity securities or interests possessing 50% or more of the total combined voting power of all classes of equity securities or interests in one of the other corporations or entities in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Plan” shall mean this 3S Bio Inc. 2006 Stock Plan.

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“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option).

“Purchaser” shall mean a person to whom the Company has offered the right to acquire Shares under the Plan (other than upon exercise of an Option or award of Shares).

“Service” shall mean service as an Employee, Outside Director or Consultant.

“Share” shall mean one Common Share of the Company, as adjusted in accordance with Section 8 (if applicable).

“Stock Award Agreement” shall mean the agreement between the Company and an Awardee that contains the additional terms, conditions and restrictions pertaining to the award of such Shares, which in all cases shall be in a form previously approved by the Board of Directors.

“Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the additional terms, conditions and restrictions pertaining to the Optionee’s Option, which in all cases shall be in a form previously approved by the Board of Directors.

“Stock Option Plans” shall mean the Plan and all other stock option or similar plans of the Company.

“Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the additional terms, conditions and restrictions pertaining to the acquisition of such Shares, which in all cases shall be in a form previously approved by the Board of Directors.

“Subsidiary” shall mean any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company, if each of the corporations or entities other than the last corporation or entity in the unbroken chain owns equity securities or interests possessing 50% or more of the total combined voting power of all classes of equity securities or interests in one of the other corporations or entities in such chain, including, without limitation, Collected Mind Limited and Shenyang Sunshine Pharmaceutical Co., Ltd. A corporation or entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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3S BIO INC. 2006 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the Common Stock of 3S Bio Inc., a Cayman Islands company (the “Company”):

Name of Optionee:	[ ]

Total Number of Shares subject to Option Granted:	[ ]

[Type of Option:]	[Nonqualified Stock Option / ISO][1]

Exercise Price Per Share:	[ ][2]

Date of Grant:	[ ]

Date Exercisable:	This option may be exercised to the extent it has become vested and only in accordance with the provisions of the Stock Option Agreement and the Plan.

Vesting Commencement Date:	[ ]

Expiration Date:	[ ] (ten years from the Date of Grant), provided that this option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 7 of the Stock Option Agreement, or otherwise as may be provided in the Plan.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 3S Bio 2006 Stock Plan and the Stock Option Agreement, which are attached to and made a part of this document.

OPTIONEE:	3S BIO INC.

By:
Title:

[1]	For U.S. citizens or residents only.
[2]	Fair market value of a single Share at the time of execution of the Option Agreement.

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(j)	Personal Data Authorization	10
(k)	Independent Tax Advice	11
(l)	Specific Performance	11
(m)	Dispute Resolution	11
SECTION 13 DEFINITIONS		12

Exhibit A

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OR REGULATIONS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR OTHER SUCH OTHER LAWS OR REGULATIONS, OR AN APPLICABLE EXEMPTION FROM REGISTRATION. PRIOR TO ANY SUCH SALE OR OTHER TRANSFER, THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL CONFIRMING THAT SUCH REGISTRATION IS NOT REQUIRED.

3S BIO INC. 2006 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option.

On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant, subject to adjustment as set forth in the Plan. [This option is intended to be a Nonqualified Option, as provided in the Notice of Stock Option Grant.]3

(b) Plan and Defined Terms.

This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 13 of this Agreement or in the Plan.

SECTION 2. RIGHT TO EXERCISE.

Subject to the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

SECTION 3. VESTING SCHEDULE.

(a) This option shall vest and may be exercised according to the following schedule:

[3]	For U.S. citizens or residents only.

(i) [This option shall vest with respect to one-quarter ( 1/4) of the Shares subject hereto on the date which is twelve (12) months after the Date of Grant (the “Vesting Commencement Date”);

(ii) This option shall vest with respect to one-sixteenth (1/16) of the Shares subject hereto on the last day of each three (3)- month period following the Vesting Commencement Date;]

in each case, subject to the Optionee’s continuing to provide Service.

SECTION 4. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in the Plan or in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 5. EXERCISE PROCEDURES.

(a) Notice of Exercise.

The Optionee or the Optionee’s representative may exercise this option by delivering an Exercise Notice, a copy of which is attached as Exhibit A. The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 6 for the full amount of the Purchase Price.

(b) Issuance of Shares.

Subject to Section 5(c), after receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered in the name of the person exercising this option. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding and Taxes.

In the event that the Company or the Affiliate that employs the Optionee determines that it is required to withhold any tax in connection with this option, including (without limitation) as a result of the grant, exercise, vesting or disposition of this option or the Shares subject to this option, the Optionee agrees that the Optionee shall make arrangements reasonably satisfactory to the Company or the Affiliate that employs the Optionee to enable the Company or such Affiliate to satisfy all applicable withholding requirements, including (without limitation) the employee portion of any and all income tax, social contribution or social security taxes or other payroll taxes or deductions. These arrangements may include (without limitation) the withholding of any applicable taxes from any amounts of compensation that the Optionee has earned by virtue of his/her employment or service as a consultant, including (without limitation) salary, remuneration, bonuses, expenses and commissions. Where such compensation is insufficient to cover the payment of the taxes arising in connection with this option, the Optionee hereby confirms that the balance of such taxes will be paid in cash by the Optionee. The Optionee cannot exercise this option or dispose of this option or any Shares subject to this option without satisfying any and all applicable tax liability (for employee) to the satisfaction of the Company or the Affiliate that employs the Optionee. The Optionee also hereby agrees to indemnify the Company and the Affiliate that employs the Optionee with respect to the employee portion of any tax liability that arises in connection with this option, including (without limitation) as a result of the grant, exercise, vesting or disposition of this option or the Shares subject to this option.

SECTION 6. PAYMENT.

(a) Cash.

All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Shares.

With the prior written consent of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Previously owned Shares being used to pay the Exercise Price shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (beyond the expense which would have to be recognized if there was no right to surrender or attest to ownership of Shares) with respect to this option for financial reporting purposes, as determined in the Company’s sole discretion.

(c) Exercise/Sale.

All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

(d) Exercise/Pledge.

All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan to Optionee, and to deliver all or part of the loan proceeds to the Company. However, payment pursuant to this Subsection (d) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 7. TERM AND EXPIRATION.

(a) Basic Term.

This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant.

(b) Termination of Service (Except by Death).

If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become vested and exercisable before the Optionee ceased to provide Service. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested and exercisable. This option will not become vested and exercisable for any additional Shares following the date on which the Optionee ceases to provide Service. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration, as described in clauses (i)—(iii) above) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee ceased to provide Service.

(c) Death of the Optionee.

If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested and exercisable as of the date of the Optionee’s death.

(d) Part-Time Employment and Leaves of Absence.

If the Optionee (other than a Consultant or Outside Director) commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in this Agreement in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in this Agreement in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Repurchase Rights.

Upon termination of Optionee’s Service, the Company shall have the right to repurchase Optionee’s Shares acquired hereunder and held by Optionee for the period required to avoid unfavorable accounting consequences (which is generally six months) at a price per Share equal to Fair Market Value at the time of such repurchase; provided that if Optionee’s employment with the Company and its Affiliates is terminated for Cause or by the Optionee without Good Reason, the repurchase price per Common Share shall be the lesser of (A) the original Exercise Price or (B) Fair Market Value.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under all applicable securities law or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, state or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER.

(a) Securities Law Restrictions.

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or foreign country, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on share certificates or the imposition of stop transfer instructions) if, in the reasonable judgment of the Company, such restrictions are necessary in order to achieve compliance with the Securities Act, the securities laws of any state or foreign country or any other applicable law.

(b) Market Stand-Off.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

(c) Investment Intent at Grant.

The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise.

In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends.

The Shares shall be stamped or imprinted with a legend in substantially the following form (unless registered under the Act or if a Optionee delivers to the Company an opinion of counsel reasonably satisfactory in form and substance to the Company, that the Shares do not require registration under the Act or any applicable state securities laws):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR A COMPARABLE DOCUMENT UNDER THE LAWS OF ANY OTHER JURISDICTION OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. THE OFFERING OF THESE SECURITIES HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT, DATED AS OF                , 2006, AMONG THE COMPANY AND CERTAIN OF ITS SHAREHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY. NO SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SAID SHAREHOLDERS AGREEMENT SHALL HAVE BEEN COMPLIED WITH IN FULL.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel selected by the Optionee and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Act.

(f) Removal of Legends.

If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration.

Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is subject to a corporate transaction, including (without limitation) a merger, consolidation, acquisition, sale of assets, sale of the business or similar transaction, this option shall be subject to the agreement evidencing such corporate transaction, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Shareholder.

Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 5 and 6.

(b) No Retention Rights.

Subject to the requirements of applicable law and the applicable employment documentation (if any), nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause, provided, however, that this provision will not apply if applicable employment documentation or provisions of applicable law require otherwise.

(c) Notice.

Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery, (ii) five days after deposit with the United States Postal Service or a comparable postal service in a country other than the United States, by registered or certified mail, with postage and fees prepaid or (iii) two days after deposit with Federal Express Corporation or a comparable internationally recognized courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Entire Agreement.

The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Choice of Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such jurisdiction.

(f) Plan and Option Discretionary.

The Optionee understands and acknowledges that (i) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time in accordance with the terms thereof, (ii) except as may be set forth in the Plan, the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iii) all determinations with respect to any additional grants, including (without limitation) the number of Shares offered to an Optionee, will be at the sole discretion of the Company (subject to the terms of the Plan).

(g) Extraordinary Compensation.

The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of the Optionee’s wages, base or normal or expected compensation for any purpose, including (without limitation) the purpose of calculating any benefits, including (without limitation) severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. The vesting in and exercisability of this option shall also not be considered a part of the Optionee’s wages, base or normal or expected compensation for any purpose, including (without limitation) the purpose of calculating any benefits, including (without limitation) severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Termination of Service.

The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement. The Optionee understands and agrees that this option and the Shares subject to this option will only become vested and exercisable in accordance with the “Date Exercisable” schedule in the attached Notice of Stock Option Grant, while the Optionee is actually providing Service. Subject to any employment or consulting agreement they may have with the Company, Employees and Consultants by accepting this option acknowledge and agree that they have no rights to continue rendering Service to the Company or an Affiliate, and that the rights to provide Service are separate and distinct from rights to remain employed and/or rights to receive notice of termination of employment or payment in lieu of notice thereof. The Optionee’s option granted hereunder and the Shares subject hereto shall not become vested and exercisable when the Optionee is not providing Service, including (without limitation) when the Optionee is on a leave of absence, unless otherwise determined by the Company, in its sole discretion.

(i) Authorization to Disclose.

The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Affiliate or other entity any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(j) Personal Data Authorization.

The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (j). The Optionee understands and acknowledges that the Company, an Affiliate, the Optionee’s employer and the Company’s other Subsidiaries and entities hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, national insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company, any Affiliate and other entities will transfer Data among themselves only as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Affiliate and other entities may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan only for the purpose of such assistance. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (j) by contacting the Human Resources Department of the Company in writing.

(k) Independent Tax Advice.

The Optionee should obtain advice from an appropriate independent professional adviser with respect to the tax implications of the grant, exercise, assignment, release, cancellation, termination or any other disposition of this option or the Shares subject to this option pursuant to the terms of the Plan. Optionee understands and agrees that the Company has no obligation to provide any tax advice.

(l) Specific Performance.

The Company and the Optionee acknowledge that, in view of the transactions contemplated by this Agreement, each party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that the non-breaching party shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which such non-breaching party may be entitled at law or in equity.

(m) [Dispute Resolution.

All disputes arising from the execution of, or in connection with, this Agreement shall be settled through friendly consultation between the parties. If no settlement can be reached through consultation, the dispute shall be submitted to arbitration with the responsible Labor Arbitration Commission of the People’s Republic of China (the “PRC”) within sixty (60) days after either party has given written notice to the other party of the existence of a dispute. The losing party shall bear the expenses of arbitration, unless otherwise decided by the arbitration tribunal. If one party is dissatisfied with the arbitral award, it may institute an action with the applicable People’s Court of the PRC within fifteen (15) days from the date of receipt of notice of the arbitral award. If no action is instituted within this time limit, the arbitral award shall become final and binding on both parties.]4

SECTION 13. DEFINITIONS.

“Affiliate” shall mean all direct and indirect Parents and Subsidiaries of the Company and all branches, representative offices and similar entities of the Company, Parents or Subsidiaries.

“Agreement” shall mean this Stock Option Agreement.

[4]	Arbitration in the PRC only if necessary based on the advice of PRC counsel.

“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

“Cause” shall mean:

(i) The Optionee’s gross negligence or willful misconduct in carrying out his Services to the Company or any of its Affiliates, or the Optionee’s breach of a fiduciary duty owed to the Company or any of its Affiliates;

(ii) A continuing failure by the Optionee to perform assigned duties after receiving written notification of such failure from the Board of Directors;

(iii) An unauthorized use or disclosure by the Optionee of the Company’s or any of its Affiliates’ confidential information or trade secrets, which use or disclosure causes material harm to the Company or any of its Affiliates;

(iv) A material breach by the Optionee of any material agreement between the Optionee and the Company any of its Affiliates, which breach is not cured or remedied within fifteen days after notice thereof in reasonable detail from the Company or any of its Affiliates to the Optionee (which notice shall state that such breach shall be deemed “Cause” under this Agreement); or

(v) the commission by the Optionee of a felony or any crime involving moral turpitude if the commission of such felony or crime (A) is in connection with the performance of the Optionee’s duties to the Company or its Affiliates or (B) is materially injurious to the business or reputation of the Company or any of its Affiliates.

“Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

“Company” shall mean 3S Bio Inc., a Cayman Islands company.

“Consultant” shall mean any person or entity who performs bona fide services as a consultant or advisor (excluding Employees) for the Company or an Affiliate, including, without limitation, as a principal or employee of an entity which is a Consultant.

“Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

“Disability” shall mean that the Optionee is unable to perform the essential functions of the Optionee’s position for a period of at least 120 consecutive days because of a physical or mental impairment, as confirmed in writing by a physician acceptable to the Company in its reasonable judgment.

“Employee” shall mean any individual who is a common law employee of the Company or an Affiliate.

“Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

“Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

“Good Reason” shall mean a material violation by the Company or any of its Affiliates of any of its material contractual or legal obligations to the Optionee, provided that: (A) such violation has a material effect on the Optionee and (B) the Company receives written notice of such violation (by hand or by messenger to the Company) from the Optionee stating that such violation will be grounds for resignation with “Good Reason” if the Company fails to cure such violation within fifteen days following such written notice.

“Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

[“Nonqualified Option” shall mean a option to purchase Shares not described in Sections 422(b) or 423(b) of the Internal Revenue Code of 1986, as amended.]5

“Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

“Optionee” shall mean the person who provides Service and is named in the Notice of Stock Option Grant.

“Outside Director” shall mean a member of the Board of Directors who is not an Employee.

“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns equity securities possessing 50% or more of the total combined voting power of all classes of equity securities in one of the other corporations in such chain.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, unincorporated association, trust, joint stock company or any other entity or organization.

“Plan” shall mean the 3S Bio Inc. 2006 Stock Plan, as in effect on the Date of Grant.

[5]	For U.S. citizens or residents only.

“Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Service” shall mean actual ongoing service to the Company or any of its Affiliates as an Employee, Outside Director or Consultant and specifically excludes periods of notice of termination of employment under applicable law or employment contracts whereby actual service is no longer provided, for example, when an Employee is paid in lieu of his/her notice period or when an Employee is asked to cease service immediately pursuant to a “garden leave” or a similar concept.

“Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

“Stock” shall mean the Common Shares of the Company.

“Subsidiary” shall mean any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities beginning with the Company, if each of the corporations or other entities other than the last corporation or other entity in the unbroken chain owns equity securities possessing 50% or more of the total combined voting power of all classes of equity securities or interests in one of the other corporations or other entities in such chain and including, without limitation,                                     .

“Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

“Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

“Vesting Commencement Date” shall mean the date specified in the Notice of Stock Option Grant.

EXHIBIT A

3S BIO INC.

2006 STOCK PLAN

EXERCISE NOTICE

3S Bio Inc.

[address]

Attention: [Secretary]

1. Exercise of Option. Effective as of today,                  , 2            , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase              Shares of the Company (the “Shares”) under and pursuant to the 3S Bio Inc. 2006 Stock Plan (the “Plan”) and the Agreement dated                  , 2             (the “Agreement”).

2. Delivery of Payment. The Optionee herewith delivers to the Company the full aggregate Exercise Price in respect of such exercise (together with any amounts required to be withheld for tax withholding purposes), as set forth in the Award Agreement.

3. Representations of Optionee. (a) The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their provisions.

(b) [The Optionee is acquiring and will hold the Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(c) The Optionee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Optionee obtains an opinion of counsel, in form and substance reasonably satisfactory to the Company and its counsel, that such registration is not required. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

(d) The Optionee is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Optionee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

A-1

(e) The Optionee will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act (or the securities laws or regulations of any other jurisdiction). The Optionee agrees that he or she will not dispose of the Shares unless and until he or she has complied with all requirements of the Agreement applicable to the disposition of Common Shares and he or she has provided the Company with written assurances, in substance and form reasonably satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act (or the securities laws or regulations of any other jurisdiction) or all appropriate action necessary for compliance with the registration requirements of the Securities Act (or the securities laws or regulations of any other jurisdiction) or with any exemption from registration available under the Securities Act (or the securities laws or regulations of any other jurisdiction) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under any other applicable securities laws or regulations.

(f) The Optionee has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to accept in the Shares, and the Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

(g) The Optionee is aware that his or her investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. The Optionee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares, including any tax obligations incurred.]6

4. Rights as a Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of this Option. The Shares shall be issued to the Optionee as soon as practicable after the date of this Exercise Notice. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 8 of the Plan.

[6]	These representations may not be required by the Company after a public offering. The representations in Sections 3(b) - (e) are for U.S. citizens or residents only, subject to the advise of PRC counsel.

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5. Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultant(s) the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company or an Affiliate for any tax advice.

6. Restrictive Legends and “Stop-Transfer” Instructions. (a) Legends. The Optionee understands and agrees that the Company shall cause the legends set forth in the Agreement or legends substantially equivalent thereto to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws.

(b) “Stop-Transfer” Instructions. The Optionee agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Agreement or this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

Submitted by:	Accepted by:

OPTIONEE:	3S BIO INC.

Signature	Name:
Title:

Print Name
Date Received

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